UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

April 1, 2025
Date of report (Date of earliest event reported)

RENASANT CORPORATION
(Exact name of registrant as specified in its charter)

Mississippi	001-13253	64-0676974
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

209 Troy Street, Tupelo, Mississippi 38804-4827
(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (662) 680-1001
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $5.00 par value per share	RNST	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 Completion of Acquisition or Disposition of Assets.
On April 1, 2025 (the “Closing Date”), Renasant Corporation (“Renasant” or the “Company”), the parent holding company of Renasant Bank (“Renasant Bank” or the “Bank”), completed the transactions contemplated by the Agreement and Plan of Merger, dated as of July 29, 2024 (the “Agreement”), by and between the Company and The First Bancshares, Inc. (“The First”), a Mississippi corporation and the parent holding company of The First Bank. On the Closing Date, (i) The First merged with and into Renasant (the “Merger”), with Renasant continuing as the surviving corporation in the Merger (the effective time of the Merger, “Effective Time”) and (ii) simultaneously with the Merger, The First Bank merged with and into Renasant Bank, with Renasant Bank continuing as the surviving bank (together with the Merger, the “Mergers”). The Mergers were described in the Registration Statement on Form S-4 (File No. 333-281851) filed with the U.S. Securities and Exchange Commission (the “SEC”) on August 30, 2024 and amended on September 13, 2024 (as amended, the “Registration Statement”).
At the Effective Time, pursuant to the terms of the Agreement, each share of common stock, par value $1.00 per share, of The First was converted into the right to receive 1.00 share of common stock, par value $5.00 per share, of Renasant, with cash paid in lieu of fractional shares.
The foregoing summary of the Agreement and the Mergers is not complete and is qualified in its entirety by reference to the complete text of the Agreement, which is contained in Annex A to the joint proxy statement/prospectus included in the Registration Statement, which is attached as Exhibit 2.1 hereto and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
Upon consummation of the Mergers, Renasant assumed subordinated debentures and subordinated notes issued or assumed by The First in an aggregate principal amount of $133,786,000.
Trust Preferred Securities
The subordinated debentures and notes relating to issuances of trust preferred securities assumed by Renasant upon the consummation of the Mergers consist of the following:
•$4,100,000 of floating rate junior subordinated deferrable interest debentures issued to The First Bancshares Statutory Trust 2 (“The First Trust 2”), due 2036. The First Trust 2 issued $4,000,000 of trust preferred securities to investors. Interest on the preferred securities is the three-month term Secured Overnight Financing Rate (“SOFR”) plus 1.65% plus a tenor spread adjustment of 0.026161% and is payable quarterly. The preferred securities are redeemable by Renasant at its option.
•$6,200,000 of floating rate junior subordinated deferrable interest debentures issued to The First Bancshares Statutory Trust 3 (“The First Trust 3”), due 2037. The First Trust 3 issued $6,000,000 of trust preferred securities to investors. Interest on the preferred securities is the three-month term SOFR plus 1.40% plus a tenor spread adjustment of 0.026161% and is payable quarterly. The preferred securities are redeemable by Renasant at its option.
•$6,186,000 aggregate principal amount of floating rate junior subordinated notes issued to FMB Capital Trust 1 (the “FMB Trust”), due 2033 (such notes, the “FMB Subordinated Notes”). The FMB Trust issued $6,000,000 of trust preferred securities to investors. Interest on the preferred securities is the three-month term SOFR plus 2.85% plus a tenor spread adjustment of 0.026161% and is payable quarterly. The preferred securities are redeemable by Renasant at its option.
•$10,300,000 aggregate principal amount of subordinated debentures issued to Liberty Shares Statutory Trust II (the “Liberty Trust”), due 2036 (such debentures, the “HSBI Subordinated Debentures”). The Liberty Trust issued $10,000,000 of preferred securities to an investor. Interest on the preferred securities is the three-month term SOFR plus 1.48% plus a tenor spread adjustment of 0.026161% and is payable quarterly. The preferred securities are redeemable by Renasant at its option.

The FMB Subordinated Notes were assumed in The First’s acquisition of FMB Banking Corporation (“FMB”) and the HSBI Subordinated Debentures were assumed in The First’s acquisition of Heritage Southeast Bank (“HSBI”). The FMB Subordinated Notes and HSBI Subordinated Debentures were issued in connection with the issuance of trust preferred securities by FMB and HSBI, respectively.
Subordinated Notes
The subordinated notes (in addition to the FMB Subordinated Notes) assumed by Renasant upon consummation of the Mergers consist of $42,000,000 in aggregate principal amount of fixed-to-floating rate subordinated notes due May 1, 2033 (the “2033 Notes”) and $65,000,000 in aggregate principal amount of fixed-to-floating rate subordinated notes due October 1, 2030 (the “2030 Notes”).
The 2033 Notes bear interest at a fixed annual rate of 6.40%, payable quarterly in arrears, for the first ten years of the term. Thereafter, the interest rate will re-set quarterly to an interest rate per annum equal to a benchmark rate (which is expected to be three-month term SOFR plus 3.39% plus a tenor spread adjustment of 0.026161%), payable quarterly in arrears. Renasant is entitled to redeem the 2033 Notes, in whole or in part, on any interest payment date on or after May 1, 2028, and to redeem the 2033 Notes at any time in whole upon certain other specified events.
The 2030 Notes bear interest at a fixed annual rate of 4.25%, payable semi-annually in arrears, for the first five years of the term. Thereafter, the interest rate will reset quarterly to an interest rate per annum equal to a benchmark rate (which is expected to be the three-month term SOFR plus 412.6 basis points), payable quarterly in arrears. Renasant is entitled to redeem the 2030 Notes, in whole or in part, on any interest payment date on or after October 1, 2025, and to redeem the 2030 Notes at any time in whole upon certain other specified events.
In connection with the assumption of the FMB Subordinated Notes, the HSBI Subordinated Debentures and the 2030 Notes, Renasant entered into supplemental indentures with the trustee of each series of assumed debt. The indentures and supplemental indentures with respect to each series, the forms of each of the 2033 Notes and the 2030 Notes, and the subordinated note purchase agreement with respect to the 2033 Notes are attached hereto as Exhibits 4.1 through 4.16 and are incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Board of Directors
Pursuant to the terms of the Agreement, the board of directors of Renasant (the “Board”) increased the number of directors that comprised the Board to 17 directors, an increase of four, and appointed each of M. Ray (Hoppy) Cole, Jr., Jonathan A. Levy, Renee Moore, and Ted E. Parker to fill the new seats on the Board, effective as of the Effective Time, to hold such office until his or her successor is elected and qualified or until his or her resignation or removal. Prior to the Merger, Mr. Cole was the Chief Executive Officer and President and a director of The First, and Jonathan A. Levy, Renee Moore, and Ted E. Parker were directors of The First. The Company has not yet determined the committees of the Board to which these directors will be appointed; when made, these directors’ respective Board committee assignments will be set forth on the Company’s website, www.renasant.com, by clicking on “Committee Composition” under the “Corporate Governance” tab.
Mr. Levy, Mr. Parker and Ms. Moore will be entitled to receive compensation as a non-employee member of the Board, as described under the heading “Director Compensation” in the “Board Members and Compensation” section of the Company’s 2025 Proxy Statement, filed with the SEC on March 12, 2025, which is incorporated herein by reference (the “2025 Proxy Statement”). A description of each director’s background and experience can be found in the “Proposals” section of the 2025 Proxy Statement, under the heading “Proposal 1 - Election of Directors.” These descriptions are incorporated herein by reference.
In connection with the Agreement, Mr. Cole entered into an employment agreement with Renasant (the “Cole Employment Agreement”), effective as of the Closing Date. The Cole Employment Agreement is described in the section titled “Interests of FBMS’s Directors and Executive Officers in the Mergers” of the Registration Statement and such description is incorporated herein by reference. The description of the Cole Employment Agreement is not complete and is subject to and qualified in its entirety by reference to the Cole Employment Agreement, a copy of which is attached as Exhibit 10.1 hereto and is incorporated herein by reference.
Since the beginning of the last fiscal year there have been no related party transactions between Renasant and Mr. Cole that would be reportable under Item 404(a) of Regulation S-K.
Pursuant to the terms of the Agreement, the board of directors of Renasant Bank (the “Bank Board”) increased the number of directors that comprised the Bank Board to 21 directors, an increase of six, and appointed each of Mr. Cole, Mr. Levy, Ms. Moore, Mr. Parker, E. Ricky Gibson, and Fred A. McMurry, to fill the new seats on the Bank Board, effective as of the Effective Time, to hold such office until his or her successor is elected and qualified or until his or her resignation or removal.
As previously disclosed in the 2025 Proxy Statement, in addition to the foregoing appointments to the Board, effective as of the Effective Time, the Board increased the number of directors that comprised the Board by one additional director and appointed Kevin D. Chapman, Renasant’s President and Chief Operating Officer and a member of the Bank Board, to fill this new seat on the Board.
Executive Chairman
On April 1, 2025, E. Robinson McGraw, the Company’s Executive Chairman and the Chairman of the Board and of the Bank Board, agreed with the Company that he would resign as an officer and employee of the Company and the Bank, effective May 1, 2025 (the “Transition Date”). The Company and Mr. McGraw mutually determined that, in connection with the completion of the Mergers, it would best position the Company and the Bank for future growth to transition to a new leadership structure in connection with Kevin D. Chapman assuming the role of the Company’s and the Bank’s Chief Executive Officer on the Transition Date (as previously disclosed). The circumstances giving rise to Mr. McGraw’s departure are not the result of any disagreement with the Company on any subject, including its operations, policies or practices. Mr. McGraw will continue to serve as Chairman of the Board and of the Bank Board following the Transition Date.
In connection with the change in Mr. McGraw’s role, Mr. McGraw and the Company entered into a Transition Agreement, dated as of April 1, 2025 (the “Transition Agreement”). The Transition Agreement memorializes Mr. McGraw’s resignation as an officer and employee as well as his continued service as a director and as Chairman of the Board and of the Bank Board, each as described above, and confirms that Mr. McGraw will be compensated the same as the Company’s other non-employee directors. The agreement also provides for a severance payment of $672,185.55 in connection with this transition. Finally, the Transition Agreement provides that Mr. McGraw’s employment agreement is extinguished as of the Transition Date, with the exception of the restrictive covenants set forth therein.
The foregoing summary of the Transition Agreement is not complete and is qualified in its entirety by reference to the complete text of the Transition Agreement, which is attached as Exhibit 10.2 hereto and is incorporated herein by reference.
Item 7.01 Regulation FD Disclosure
On April 1, 2025, the Company issued a press release announcing the consummation of the Mergers. A copy of the Company’s press release dated April 1, 2025 is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
This information (including Exhibit 99.1) is being furnished under Item 7.01 of this Form 8-K and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934 (“Exchange Act”) or otherwise subject to the liabilities of that section, and such information shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.    Financial Statements and Exhibits.
(a) Financial Statements of the Business Acquired.

The audited consolidated balance sheets of The First as of December 31, 2023 and December 31, 2024, the related audited consolidated statements of income, comprehensive income, cash flows and changes in shareholders’ equity for each of the years in the three year period ended December 31, 2024, and the related notes thereto and reports of the independent auditor thereon are included as Exhibit 99.2 to this Form 8-K and incorporated herein by this reference.
(b) Pro Forma Financial Information.
The Company intends to file pro forma financial information under cover of Form 8-K/A not later than 71 calendar days after the date that this Form 8-K is required to be filed.
(d) Exhibits.

Exhibit No.	Description
2.1
Agreement and Plan of Merger, dated as of July 29, 2024, by and between Renasant Corporation and The First Bancshares, Inc. (incorporated herein by reference to Annex A to Amendment No. 1 to the Registration Statement on Form S-4 (File No. 333-281851) filed by Renasant Corporation on September 13, 2024)*

4.1	Indenture, dated as of November 24, 2023, between FMB Banking Corporation and The Bank of New York
4.2
Supplemental Indenture, dated as of October 31, 2018, among Bank of New York Mellon, The First Bancshares, Inc. and FMB Banking Corporation, to Indenture, dated November 24, 2003, between FMB Banking Corporation and The Bank of New York

4.3
Second Supplemental Indenture, dated as of April 1, 2025, among Bank of New York Mellon Trust Company, Renasant Corporation, and The First Bancshares, Inc., to Indenture, dated November 24, 2003, between FMB Banking Corporation and The Bank of New York

4.4	Indenture, dated as of August 10, 2016, between Liberty Shares, Inc. and U.S. Bank National Association
4.5
First Supplemental Indenture, dated as of August 30, 2019, among Heritage Bancorporation, Inc., CCF Holding Company and U.S. Bank National Association, to Indenture, dated August 10, 2016, between Liberty Shares, Inc. and U.S. Bank National Association

4.6
Second Supplemental Indenture, dated as of December 30, 2022, among Heritage Southeast Bancorporation, Inc., U.S. Bank National Association and The First Bancshares, Inc. to Indenture, dated August 10, 2016, between Liberty Shares, Inc. and U.S. Bank National Association

4.7
Third Supplemental Indenture, dated as of April 1, 2025, to Indenture, dated August 10, 2016, between U.S. Bank Trust Company, National Association, Renasant Corporation, and The First Bancshares, Inc.

4.8	Junior Subordinated Indenture, dated as of June 30, 2006, between The First Bancshares, Inc. and Wilmington Trust Company
4.9
First Supplemental Indenture, dated as of April 1, 2025, among The First Bancshares, Inc.and Wilmington Trust Company, to Junior Subordinated Indenture, dated as of June 30, 2006, between The First Bancshares, Inc. and Wilmington Trust Company

4.10	Junior Subordinated Indenture, dated as of July 27, 2007, between The First Bancshares, Inc. and Wilmington Trust Company
4.11
First Supplemental Indenture, dated as of April 1, 2025, among The First Bancshares, Inc. and Wilmington Trust Company, to Junior Subordinated Indenture, dated as of July 27, 2007, between The First Bancshares, Inc. and Wilmington Trust Company

4.12	Indenture, dated as of September 25, 2020, between U.S. Bank National Association and The First Bancshares, Inc.
4.13	First Supplemental Indenture, dated as of April 1, 2025, to Indenture, dated September 25, 2020, between U.S. Bank, National Association, Renasant Corporation, and The First Bancshares, Inc.
4.14	Form of Global Subordinated Note for The First Bancshares, Inc. 4.25% Fixed-to-Floating Rate Subordinated Notes Due 2030
4.15	Subordinated Note Purchase Agreement, dated as of April 30, 2018, between The First Bancshares, Inc. and the Purchasers identified therein
4.16	Form of Subordinated Note for The First Bancshares, Inc. 6.40% Fixed-to-Floating Rate Subordinated Notes Due 2033 (incorporated by reference from Exhibit 4.15 to this Current Report on Form 8-K)
10.1	Executive Employment Agreement, dated as of April 1, 2025, by and between Renasant Corporation and M. Ray (Hoppy) Cole, Jr.
10.2	Transition Agreement, dated as of April 1, 2025, by and between Renasant Corporation and E. Robinson McGraw
23.1	Consent of Forvis Mazars, LLP, The First Bancshares, Inc.’s independent registered public accounting firm
99.1	Press Release dated April 1, 2025
99.2	Audited Financial Statements of The First Bancshares, Inc. and the related reports of the independent auditor thereto
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Previously filed. Schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule will be furnished supplementally to the SEC upon request; provided, however, that the parties may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any document so furnished.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RENASANT CORPORATION

By:	/s/ C. Mitchell Waycaster
C. Mitchell Waycaster
Chief Executive Officer

Date: April 4, 2025